Exhibit 10.39

FOURTH AMENDMENT TO EMPLOYMENT AGREEMENT

THIS FOURTH AMENDMENT TO EMPLOYMENT AGREEMENT (this “Fourth Amendment”), is made as of May 15, 2012, by and between Apex Systems, Inc. (the “Company”) and Rand Blazer (the “Employee”). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Employment Agreement (as defined below).

RECITALS

A.
The Company and the Employee entered into an employment agreement, dated January 8, 2007, as amended on December 31, 2008, as further amended on August 3, 2009, and as further amended on May 15, 2012 (the “Employment Agreement”).

B.
After May 15, 2012, the Company established “Apex Systems, Inc. Senior Management PTO Plan” (“PTO Plan”). The Employment Agreement is hereby amended to clarify Employee’s participation in the PTO Plan.

AMENDMENT

1.	Section 5. Section 5 of the Employment Agreement is hereby deleted and replaced in its entirety with the PTO Plan, which is incorporated herein by reference.

2.	This Fourth Amendment is hereby incorporated in and forms a part of the Employment Agreement.

3.	Except as expressly provided herein, all terms and conditions of the Employment Agreement shall remain in full force and effect.
IN WITNESS WHEREOF, the parties hereto have executed this Fourth Amendment as of the date first written above.
APEX SYSTEMS, INC.

By: /s/ Buddy Carl Omohundro
Buddy Carl Omohundro
General Counsel

EMPLOYEE

/s/ Rand Blazer
Rand Blazer

LA\2543293.6
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